SUPPLEMENT TO THE PROSPECTUS
Supplement dated June 24, 2021, to the Prospectus dated April 30, 2021.

MFS® Emerging Markets Equity Portfolio

Effective August 1, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Rajesh Nair	August 2021	Investment Officer of MFS

Effective immediately, the following is added to the paragraphs immediately after the tables in the sections entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" and under the main heading entitled "Management of the Fund":
Effective April 15, 2023, Jose Luis Garcia will no longer be a portfolio manager of the fund.

Effective August 1, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Rajesh Nair	Portfolio Manager	Employed in the investment area of MFS since 2008

1045916         1                              FCE-SUP-I-062421